DATE:             FEBRUARY 20, 1998

TO:               OUTSOURCE INTERNATIONAL
ATTN:             ROBERT TOMLINSON, CFO
FAX:              954-418-3365
PHONE:            954-418-6426

FROM:             BANKBOSTON, N.A. ("BBNA")
ATTN:             MARY M. SCHERR, DERIVATIVE OPERATIONS, CONFIRMATION UNIT
FAX:              617-434-4284
PHONE:            617-434-4405

RE:               INTEREST RATE COLLAR TRANSACTION

                  [OUR REF: CP56289US/FL56290US]

The purpose of this letter agreement is to set forth the terms and conditions of the Collar Interest Rate Transaction entered into between BankBoston, N.A. ("BBNA") and Outsource International on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA (the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions in this Confirmation, this Confirmation will govern.

         1. This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by ISDA, with such modifications as you and we shall in good faith agree (such agreement, the "ISDA Agreement"). Upon the execution by you and us of the ISDA Agreement, this Confirmation will supplement, form a part of, and be subject to the ISDA Agreement. All provisions contained or incorporated by reference in the Agreement, upon its execution, shall govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (with a Schedule thereto which provides that Market Quotation and the Second Method apply for purposes of Section 6(e) of such agreement) on the Trade Date hereof. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern.

         It is agreed that the Credit Support provisions in the ISDA Agreement are not applicable to this Transaction.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:-

Trade Date:                                       February 20, 1998

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

Effective Date:                                  February 24, 1998

Termination Date:                                February 24, 2003

Notional Amount                                  USD 42,500,000.

Premium Payer:                                   Not applicable

Premium Amount:                                  Not applicable

Premium Payment Date:                            Not applicable

FLOATING RATE PAYER A:                           BBNA

         Cap Rate:                               6.25%

         Floating Rate Option:                   USD-LIBOR-BBA

         Designated Maturity:                    One month

         Floating Rate for
         Initial Calculation Period:             5.625%

         Method of Averaging:                    Inapplicable

         Spread:                                 Inapplicable

         Day Count Fraction:                     Actual/360

         Reset Dates:                            The first day of
                                                 each Calculation
                                                 Period

         Floating Rate Payment Dates:            The 24th of each
                                                 calendar month,
                                                 beginning
                                                 March 24, 1998,
                                                 and ending on the
                                                 Termination Date,
                                                 subject to
                                                 adjustment in
                                                 accordance with
                                                 the Modified
                                                 Following Business
                                                 Day convention.

FLOATING RATE PAYER B:                           OUTSOURCE INTERNATIONAL

         Floor Rate:                             5.43%

         Floating Rate Option:                   USD-LIBOR-BBA

         Designated Maturity:                    One month

         Floating Rate for

         Initial Calculation Period:             5.625%

         Method of Averaging:                    Inapplicable

         Spread:                                 Inapplicable

         Day Count Fraction:                     Actual/360

         Reset Dates:                            The first day of each
                                                 Calculation Period

         Floating Rate

         Payment Dates:                          The 24th of each calendar
                                                 month, beginning March 24,
                                                 1998, and ending on the
                                                 Termination Date, subject to
                                                 adjustment in accordance with
                                                 the Modified Following Business
                                                 Day convention.

         Payments of Net Amounts:                With respect to the Floating
                                                 Amount (defined as the product
                                                 of the (i) Notional Amount,
                                                 (ii) the Floating Rate Option,
                                                 and (iii) the number of actual
                                                 days in the Calculation Period
                                                 divided by 360), and calculated
                                                 in respect of a Calculation
                                                 Period if (a) USD-LIBOR-BBA is
                                                 greater than the Cap Rate,
                                                 Floating Rate Payer A agrees to
                                                 pay to Floating Rate Payer B on
                                                 the Payment Date in respect of
                                                 such Calculation Period the
                                                 Floating Amount where the
                                                 Floating Rate is the amount by
                                                 which USD-LIBOR-BBA exceeds the
                                                 Cap Rate;  (b) if USD-LIBOR-BBA
                                                 is less than the Floor Rate,
                                                 Floating Rate Payer B agrees to
                                                 pay to Floating Rate Payer A on
                                                 the Payment Date in respect of
                                                 such Calculation Period the
                                                 Floating Amount where the
                                                 Floating Rate is the amount by
                                                 which the Floor Rate exceeds
                                                 the USD-LIBOR-BBA;  and (c) if
                                                 USD-LIBOR-BBA is greater than
                                                 or equal to the Floor Rate but
                                                 less than or equal to the Cap
                                                 Rate, no payment will be made.


Calculation Agent:                               BBNA

Business Days:                                   New York  and London

Governing Law:                                   New York law.

Documentation:                                   ISDA Master Agreement to be
                                                 provided by BBNA.

         3.   ACCOUNT DETAILS:

PAYMENT INSTRUCTIONS FOR
BBNA:                                             BankBoston, N.A., (formerly
                                                  known as The First National
                                                  Bank of Boston) Routing No.
                                                  ABA 011000390, for Arbitrage
                                                  Settlement Account #295032,
                                                  Attn: Cap Desk, 01-13-08.

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

PAYMENT INSTRUCTIONS FOR

OUTSOURCE INTERNATIONAL:                           BankBoston, N.A.,
                                                   Routing number: ABA 011100805
                                                   For credit to Outsource
                                                   International, Inc.
                                                   Account number: 51002998

         4.     CONTACT INSTRUCTIONS:              Outsource International, Inc.
                                                   Robert Tomlinson, CFO
                                                   Tel.: 954-418-6426
                                                   Fax: 954-418-3365

BBNA: Cap Desk (Resets/Payments):                  Tel:   617-434-7264
                                                   FAX:   617- 434-0505

         Confirmations:                            Tel:   617- 434-4405
                                                   FAX:   617- 434-4284

OUTSOURCE INTERNATIONAL:                           PLEASE ADVISE

Very truly yours, BANKBOSTON, N.A.

By: /S/ JAIME BUENAVENTURA                  By: /S/ JAMES MATHER
    ------------------------------              --------------------------------
Name: Jaime Buenaventura                        Name: James Mather
Title: Director                                 Title: Managing Director

Agreed and accepted as of the date first above written:
OUTSOURCE INTERNATIONAL

By: /S/ ROBERT E. TOMLINSON
    ------------------------------
Name: Robert E. Tomlinson
Title: Chief Financial Officer

PLEASE COUNTERSIGN AND FAX  TO:

(617) 434-4284
ATTN:  MARY SCHERR
REQUEST CORRECTIONS AT (617) 434-4405

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